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                             ENERGY WEST INCORPORATED

                      $8,000,000 Aggregate Principal Amount
                          __% Notes due June 1, 2012
                                _________________

                             UNDERWRITING AGREEMENT


                                                                         , 1997

D. A. Davidson & Co.
Edward D. Jones & Co., L.P.
c/o D. A. Davidson & Co.
8 Third Street North
Great Falls, Montana 59401

Dear Sirs:

         Energy West Incorporated, a Montana corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you as underwriters (the "Underwriters") $8,000,000 aggregate principal amount of its __% Notes due June 1, 2012 (the "Notes"). The
Notes are to be issued pursuant to an indenture (the "Indenture") between the Company and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

         1. (a) The Company represents and warrants to, and agrees with, each of you that:

                    (i) A registration statement in respect of the Notes has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under

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               the Securities Act of 1933, as amended (the "Act"),
               being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto (but excluding Form T-1) and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents delivered therewith pursuant to Item 11 of Form S-2 under the Act and the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

                    (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

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                    (iii)  The documents incorporated by reference in the
               Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

                    (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

                    (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or

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               other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                                  (vi)  Each of the Company and each of its
               subsidiaries has good and marketable title in fee simple to all material real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any such subsidiary; and any material real property and buildings held under lease by the Company or any of its subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any such subsidiary;

                                  (vii)  The Company has been duly
               incorporated and is validly existing as a corporation in good standing under the laws of the State of Montana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                                  (viii)  Each subsidiary of the Company has
               been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no

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               material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                    (ix) The Company is a public utility as defined in the statutes of the States of Montana, Wyoming and Arizona and is authorized by its Restated Articles of Incorporation to carry on the business in which it is engaged, as set forth in the Prospectus; the Company has the legal right to function and operate as a natural gas utility in the States of Montana, Wyoming and Arizona; and the Company is subject as to rates, issuance of securities, service and other matters to the jurisdiction of certain authorities as and to the extent stated in the Prospectus;

                    (x) The Company has valid and subsisting franchises covering all municipalities in which it operates, which authorize the Company to carry on the respective utility businesses in which it is engaged in the municipalities covered by such franchises;

                    (xi) The Company has an authorized capitalization as set forth in the Prospectus;

                    (xii) The Notes have been duly authorized, and, when the
               Notes are issued and delivered pursuant to this Agreement, such Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and at the Time of Delivery (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture and the Notes conform to the descriptions thereof contained in the Prospectus;

                    (xiii) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result

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               in any violation of the provisions of the Restated Articles of
               Incorporation or Bylaws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties which would be material to the Company and its subsidiaries taken as a whole;

                    (xiv) Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation, or court decree to which it may be subject, and neither the Company nor any subsidiary has failed to obtain any license, certificate, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business as it is currently being carried on and as described in the Prospectus, which violation is likely to have a material adverse effect on the general affairs, condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole;

                    (xv) Each of the Montana Public Service Commission (the "Montana Commission"), the Wyoming Public Service Commission (the "Wyoming Commission") and the Arizona Corporation Commission (the "Arizona Commission") has entered one or more orders authorizing the issue and sale of the Notes by the Company on the terms and conditions not inconsistent with the terms and conditions set forth in or contemplated by this Agreement as hereinafter provided; and no further approval, authorization, consent, certificate or order of any state or federal commission or regulatory authority is necessary with respect to the execution and delivery of the Indenture or the issue and sale of the Notes as contemplated herein or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters. A true and complete copy of such order or orders of the Montana Commission, the Wyoming Commissions and the Arizona Commission has been delivered to the Underwriters;

                    (xvi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position,

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               shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (xvii) Ernst & Young LLP, which has certified certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                    (xviii)  Each of the Company and each of its subsidiaries
               owns or possesses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights necessary for the conduct of its business as currently being carried on, is complying therewith and has not received any notice of conflict with the asserted rights of others in respect of such matters. Except as stated in the Prospectus, no name which the Company or any of its subsidiaries uses and no other aspect of the business of the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others, which would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of any such infringement or fee, or any claim with respect thereto, except as stated in the Prospectus;

                    (xix) Each of the Company and each of its subsidiaries has filed all necessary federal, state, and foreign income and franchise tax returns and has paid all taxes as shown as due thereon; and there is no material tax deficiency which has been asserted against the Company;

                    (xx) The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company, nor any affiliate thereof, does business with the government of Cuba, or with any person or affiliate located in Cuba; and

                    (xxi) The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

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         2.  Subject to the terms and conditions herein set forth, the
Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the aggregate principal amount of Notes set forth opposite the name of each Underwriter in Schedule I hereto. The purchase price for the Notes shall be
      % of the principal amount thereof.

         3. Upon the authorization by you of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus.

         4. Certificates in definitive form for the Notes to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as D. A. Davidson & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in funds available in Great Falls, Montana on the same day or the equivalent thereof, all at the office D. A. Davidson & Co., 8 Third Street North, Great Falls, Montana 59401. The time and date of such delivery and payment shall be, with
respect to the Notes, 9:00 a.m., Rocky Mountain time, on                 ,
1997 or such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Notes is herein called the "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of D. A. Davidson & Co., 8 Third Street North, Great Falls, Montana 59401.

         5.  The Company agrees with each of the Underwriters:

              (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise you, promptly after it receives notice thereof, of the issuance by the

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         Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) Promptly from time to time to take such action as you may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Notes and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Notes at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

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              (d)  To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section
         11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) During the period of 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Notes, without your prior written consent;

              (f) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

              (g) To use the net proceeds received by it from the sale of the Notes in the manner specified in the Prospectus under the caption "Use of Proceeds."

         6. The Company covenants and agrees with each Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants and counsel for the Underwriters in connection with the registration of the Notes under the Act and all other expenses in connection with the preparation, printing and filing of the Indenture, Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers and the issuance and delivery of the Notes as contemplated by this Agreement;
(ii) the cost of printing or producing this Agreement, the Selling Agreements, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees and fees and disbursements of counsel for the Underwriters incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes; (v) the cost of preparing certificates; (vi) the fees and

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expenses of the Trustee and the fees and disbursements of counsel for the
Trustee in connection with the preparation of the Indenture and the Notes;
(vii) all expenses in connection with the qualification of the Notes as book-entry Notes; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except for fees and disbursements of counsel for the Underwriters and as otherwise provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including transfer taxes on resale of any Notes by the Underwriters and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Notes to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

              (b) Dorsey & Whitney LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Notes and the Indenture being delivered, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (c) John C. Allen, Corporate Counsel of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Montana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

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

                    (ii) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its jurisdiction, with power and authority (corporate and other) to own its properties and conduct its business;

                    (iii) Each of the Company and each of its subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification; or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                    (iv) The Company is a public utility under the laws of the States of Montana, Wyoming and Arizona and is authorized by its Restated Articles of Incorporation to carry on the business in which it is engaged, as set forth in the Prospectus; the Company has the legal right to function and operate as a natural gas utility in the States of Montana, Wyoming and Arizona; and the Company is subject as to rates, issuance of securities, service and other matters to the jurisdiction of certain authorities as and to the extent stated in the Prospectus;

                    (v) The Company has valid and subsisting franchises covering all municipalities in which it operates, which authorize the Company to carry on the respective utility businesses in which it is engaged in the municipalities covered by such franchises;

                    (vi) The Company has an authorized capitalization as set forth in the Prospectus;

                    (vii) Each of the Company and its subsidiaries has good and marketable title in fee simple to all material real property owned by it, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or each such subsidiary; and any real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that he is relying upon a general review of the titles of the Company, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                    (viii) Other than as set forth in the Prospectus, after due inquiry such counsel does not know of any legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (ix) This Agreement has been duly authorized, executed and delivered by the Company;

                    (x) The Notes have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                    (xi) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery of the Indenture by the Trustee) constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                    (xii) The issue and sale of the Notes being delivered at the Time of Delivery by the Company and the compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, neither will such action result in any violation of the provisions of the Restated Articles of Incorporation or Bylaws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

                    (xiii) The order or orders of the Montana Commission, the Wyoming Commission and the Arizona Commission referred to in Section 1(a)(xv) have been duly entered and, to the best knowledge of such counsel, are still in full force and effect, and no further consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters;

                    (xiv) The documents delivered with, or incorporated by reference in, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they or any further amendment or supplement thereto made by the Company prior to the Time of Delivery became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made when such documents were so filed, not misleading;

              (xv) To the best of such counsel's knowledge, each of the Company and each of its subsidiaries owns or possesses the exclusive right to use all franchises, patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its business as it is currently being carried on and as described in the Prospectus and, except as described in the Prospectus, has not received any notice of conflict with the asserted rights of others in respect thereof. Except as stated in the Prospectus, no name which either of the Company or any of its subsidiaries uses and no other aspect of the business of either the Company or any of its subsidiaries involves or gives, or will involve or give, rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others which would have a material adverse effect on the business of the Company, and neither the Company nor any of its subsidiaries has received any notice of any such infringement or fee, or claim with respect thereto; and

              (xvi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and restated schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the

              Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

              (d) At 8:00 a.m., Rocky Mountain time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

              (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any of its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

              (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;
         (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or
         (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States on or after the date hereof of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

              (g) There shall be in full force and effect one or more orders of the Montana Commission, the Wyoming Commission and the Arizona Commission authorizing the issue and sale of the Notes by the Company on terms and conditions not inconsistent with the terms and conditions set forth in this Agreement, and containing no provisions unacceptable to the Underwriters, it being agreed that the order or orders of the Montana Commission, the Wyoming Commission and the Arizona Commission heretofore issued as described in Section 1(a)(xv) contain no such unacceptable provisions; and

              (h) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company, satisfactory to you as to the accuracy of the representations and warranties of the Company, herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section, and as to such other matters as you may reasonably request.

              8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein.

              (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

              (c) Promptly after receipt by an indemnified party, under subsection (a) or (b) above, of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

              (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have, and shall extend, upon the same terms and conditions, to each officer, director and agent of the Underwriters and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

              9. (a) If either Underwriter shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder at the Time of Delivery, the other Underwriter may in its discretion arrange for it or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by either Underwriter the other Underwriter does not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to such other Underwriter to purchase such Notes on such terms. In the event that, within the respective prescribed periods, the non-defaulting Underwriter notifies the Company that it has so arranged for the purchase of such Notes, or the Company notifies such non-defaulting Underwriter that it has so arranged for the purchase of such Notes, such non-defaulting Underwriter or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the non-defaulting Underwriter may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

              (b) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter by the non-defaulting Underwriter and the Company as provided in subsection (a) above, the aggregate principal amount of such Notes which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes to be purchased at the Time of Delivery, then the Company shall have the right to require the non-defaulting Underwriter to purchase the number of Notes which such

         Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require the non-defaulting Underwriter to purchase its pro rata share (based on the aggregate principal amount of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter for which such arrangements have not been made; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

              (c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter by the non-defaulting Underwriter and the Company as provided in subsection (a) above, the aggregate principal amount of such Notes which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes to be purchased at the Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriter to purchase Notes of the defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Notes.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Notes are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Notes not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Notes not so delivered except as provided in Section 6 and Section 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by D. A. Davidson & Co. on behalf of the Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of
D. A. Davidson & Co., at 8 Third Street North, Great Falls, Montana 59401,
Attention: Syndicate Department, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Underwriters and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Notes from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D. C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MONTANA.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company.

                                       Very truly yours,

                                       ENERGY WEST INCORPORATED


                                       By:
                                           --------------------------------
                                             Name:
                                             Title:


Accepted as of the date hereof.


D. A. DAVIDSON & CO.


By:
   -------------------------------
       Authorized Signatory


EDWARD D. JONES & CO.


By:
   -------------------------------
       Authorized Signatory

                                  SCHEDULE I


                                                           Total Aggregate
                                                      Principal Amount of Notes
Underwriter                                                to be Purchased
-----------                                           -------------------------

D. A. Davidson & Co. . . . . . . . . . . . . . .             $

Edward D. Jones & Co.. . . . . . . . . . . . . .


              Total. . . . . . . . . . . . . . .             $8,000,000

                                    ANNEX I

         Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

              (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

              (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included in, delivered with or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

              (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

              (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                   (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q delivered with or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                   (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                   (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
              (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                   (D) any unaudited pro forma consolidated condensed financial statements included in, deliverd with or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                   (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included in, delivered with or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                   (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in Paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents delivered therewith or incorporated by reference therein) or in
        Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents delivered with, or incorporated by reference in, the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                       -3-